UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: July 29, 2008
(Date of earliest event reported)

NORTHROP GRUMMAN CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-16411	95-4840775
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1840 Century Park East, Los Angeles, California	90067
(Address of principal executive offices)	(Zip Code)
(310) 553-6262
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
Signature(s)
EXHIBIT INDEX
EXHIBIT 23.1
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3
EXHIBIT 99.4
EXHIBIT 99.5
EXHIBIT 99.6

Item 8.01 Other Events.
Northrop Grumman Corporation (the “company”) is filing this Current Report on Form 8-K to recast the presentation of its consolidated financial statements that were initially filed with the Securities and Exchange Commission (“SEC”) in the company’s Annual Report on Form 10-K for the year ended December 31, 2007 (the “Form 10-K”) to reflect the following:
Realignments
During the first quarter of 2008, the company transferred certain businesses from the Electronics segment to the Mission Systems segment. The company’s financial statements included in its Quarterly Report on Form 10-Q for the quarter ended March 31, 2008 (the “First Quarter 10-Q”) reflect this new reporting structure.
During the second quarter of 2008, the company transferred certain programs and assets comprising the missiles business in the Mission Systems segment to the Space Technology segment. This transfer allows Mission Systems to focus on the rapidly growing command, control, communications, computers, intelligence, surveillance, and reconnaissance business, and the missiles business will be an integrated element of the company’s Aerospace business growth strategy. The company’s financial statements included in its Quarterly Report on Form 10-Q for the quarter ended June 30, 2008 (the “Second Quarter 10-Q”) reflect this new reporting structure.
Disposition
In April 2008, the company sold its Electro-Optical Systems business, formerly a part of the Electronics segment, for $175 million in cash to L-3 Communications Corporation. The transaction closed in April 2008 and the company recognized a small after-tax gain. Electro-Optical Systems, formerly part of the company’s Electronics segment, produces night vision and applied optics products. Operating results of this business were reported as discontinued operations in the consolidated statements of income, for all periods presented in the First Quarter 10-Q and the Second Quarter 10-Q.
The SEC requires a registrant to include or incorporate by reference in a registration statement filed with the SEC under the Securities Act of 1933 (the “Securities Act”), recasted segment information for previously issued financial statements incorporated by reference in such registration statement, whenever there has been a change in reportable segments which is not yet reflected in such previously issued financial statements, provided the change in reportable segments is deemed to be a material change. The SEC also requires the recast of previously issued financial statements to reflect the subsequent reclassification of operations to discontinued operations whenever such previously issued financial statements are incorporated by reference in a registration statement filed with the SEC under the Securities Act. Accordingly, the company is revising and including in this Form 8-K the following portions of the Form 10-K: Selected Financial Data (Item 6), Management’s Discussion and Analysis of Financial Condition and Results of Operations (Item 7) and Financial Statements and Supplementary Data (Item 8). In addition, the Company has included in this Form 8-K Management’s Report on Internal Control Over Financial Reporting, which is unchanged from the Form 10-K, the Report of Independent Registered Public Accounting Firm on Internal Control Over Financial Reporting, which reflects the dual dating of the Report of Independent Registered Public Accounting Firm on the Consolidated Financial Statements included with the Financial Statements and Supplementary Data, and Schedule II – Valuation and Qualifying Accounts (included as part of Item 15 of the Form 10-K), which is unchanged from the Form 10-K.
In order to preserve the nature and character of the disclosures set forth in such items as originally filed in the Form 10-K, no attempt has been made in this Form 8-K, and it should not be read, to modify or update disclosures as presented in the Form 10-K to reflect events or occurrences after the date of the filing of the Form 10-K, except for matters relating specifically to the recasting of the presentation described above. Therefore, this Form 8-K should be read in conjunction with the Form 10-K and the Company’s filings made with the SEC subsequent to the filing of the Form 10-K, including the First Quarter 10-Q and Second Quarter 10-Q.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit 23.1	Consent of Independent Registered Public Accounting Firm*

Exhibit 99.1	Item 6: Selected Financial Data*

Exhibit 99.2	Item 7: Management’s Discussion and Analysis of Financial Condition and Results of Operations*

Exhibit 99.3	Item 8: Financial Statements and Supplementary Data*

Exhibit 99.4	Management’s Report on Internal Control Over Financial Reporting*

Exhibit 99.5	Report of Independent Registered Public Accounting Firm on Internal Control Over Financial Reporting*

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Exhibit 99.6	Schedule II-Valuation and Qualifying Accounts*

*	filed herewith

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Signature(s)
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Northrop Grumman Corporation (Registrant)
July 29, 2008	By:	/s/ Stephen D. Yslas
(Date)		(Signature)
Stephen D. Yslas Corporate Vice President, Secretary, and Deputy General Counsel

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EXHIBIT INDEX

Exhibit 23.1	Consent of Independent Registered Public Accounting Firm*

Exhibit 99.1	Selected Financial Data*

Exhibit 99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations*

Exhibit 99.3	Financial Statements and Supplementary Data*

Exhibit 99.4	Management’s Report on Internal Control Over Financial Reporting*

Exhibit 99.5	Report of Independent Registered Public Accounting Firm on Internal Control Over Financial Reporting*

Exhibit 99.6	Schedule II-Valuation and Qualifying Accounts*

* filed herewith

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